                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 28, 1997
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                        CBT GROUP PUBLIC LIMITED COMPANY
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             (Exact name of registrant as specified in its charter)

      Republic of Ireland             0-25674               Not Applicable
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    (State or other                 (Commission              (IRS Employer
    jurisdiction of                 File Number)        Identification Number)
     incorporation)

1005 HAMILTON COURT, MENLO PARK, CALIFORNIA                    94025
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  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (415) 614-5900
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

  On February 28, 1997 (the "Closing Date"), CBT Group PLC, a public company organized under the laws of the Republic of Ireland ("CBT"), consummated the transactions contemplated by that certain Implementation Deed dated as of November 26, 1996, as amended (the "Deed"), by and among CBT, Applied Learning Limited ("ALA"), and Arie Baalbergen, James Josephson, Geoffrey Bransbury and Brian Hacker (together, the "Founding Shareholders"). The Deed provided for the cancellation of all of the outstanding ordinary shares of ALA ("ALA Ordinary Shares"), other than those owned by CBT, pursuant to a Scheme of Arrangement (the "Scheme"), whereby, among other things, the shareholders of ALA, other than CBT, received American Depositary Shares ("ADSs"), each representing one-half of one CBT ordinary share, in consideration for the cancellation of all of such shareholders' ALA Ordinary Shares. As a result of the transactions contemplated by the Deed and the Scheme (hereinafter referred to collectively as the "Acquisition"), ALA became a wholly-owned subsidiary of CBT. Prior to the Acquisition, ALA was a publicly held company in Australia whose ordinary shares were traded on the Australian Stock Exchange. ALA produces, distributes and exports multimedia training and education software and performance-related services.

  Pursuant to the Acquisition, an aggregate of 171,542 CBT ADSs were issued in consideration for the cancellation of all of the issued and outstanding ALA Ordinary Shares (a total of 11,500,010), other than those held by CBT. The CBT ordinary shares underlying the CBT ADSs were issued from the authorized but unissued share capital of CBT. The consideration paid by CBT for cancellation of the outstanding ALA Ordinary Shares pursuant to the Acquisition was determined pursuant to arms' length negotiations between CBT and ALA and took into account various factors concerning the valuation of the business of ALA. The actual number of CBT ADSs to be received by a holder of ALA Ordinary Shares was based on an acquisition price of A$1.10 for each ALA Ordinary Share. That price was then converted into a specific number of CBT ADSs based on the exchange rate between U.S. dollars and Australian dollars immediately prior to the Closing Date and the closing sale price of the CBT ADSs immediately prior to the Closing Date. All options to purchase ALA Ordinary Shares outstanding immediately prior to the Acquisition were assumed by CBT pursuant to Option Amendment Deeds dated February 28, 1997.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

  (a)    Financial Statements of ALA
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         Not Required

  (b)    Pro Forma Financial Information.
         -------------------------------

         Not Required

  (c)    Exhibits
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         2.1  Implementation Deed dated as of November 26, 1996, as amended, by and among CBT Group PLC, Applied Learning Limited and Arie Baalbergen, James Josephson, Geoffrey Bransbury and Brian Hacker (including schedules thereto).

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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 12, 1997             CBT GROUP PLC


                                  /s/ Gregory M. Priest
                                 --------------------------------------------
                                 Gregory M. Priest
                                 Vice President, Finance
                                 and Chief Financial Officer

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